Summary Prospectus

July 31, 2026

Forester Value Fund

Class R Share (FVRLX)

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any of the Fund’s shares or determined whether this prospectus is truthful or complete.  Anyone who tells you otherwise is committing a criminal offense.

INVESTMENT OBJECTIVE

The Forester Value Fund seeks maximum long-term capital growth.

FEES AND EXPENSES OF THE FORESTER VALUE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Forester Value Fund.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	CLASS R
Management Fees	0.89%
Distribution and/or Service (12b-1) Fees	0.50%
Other Expenses	0.11%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses (1)	1.52%

 (1)    The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other mutual funds.

Example

This Example is intended to help you compare the cost of investing in the Forester Value Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R	$153	$480	$829	$1,813

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the Example affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 32.04% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in the stocks of large U.S. companies that it believes are undervalued and have great appreciation potential.  It may take defensive positions when the manager believes that the overall stock market is highly valued or that market conditions warrant it.

The Fund generally purchases a stock only at a price Forester Capital Management, the Fund’s investment manager, deems significantly below the intrinsic value of the company - Forester Capital's estimate of the amount a buyer would pay to own the entire company.  Forester Capital performs its own fundamental analysis of the company.

The Fund places special focus on companies whose current market prices are low in relation to earnings and have great appreciation potential. In addition to stocks with low prices relative to earnings, Forester Capital also considers factors such as the following about the issuer:

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Book-to-market value

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Price-to-cash flow ratio

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Price-to-sales ratio

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Earnings estimates for the next 12 months

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Five-year return on equity

Under normal market conditions, the fund invests at least 65% of its net assets (at market value at the time of purchase) in the common stocks of large companies that have market capitalizations greater than $5.0 billion.  The fund may emphasize sectors more or less than the S&P 500.  The Fund may also invest in stock index options.

The Fund may sell a stock when Forester Capital thinks the stock is too expensive compared to Forester Capital's estimate of the company's intrinsic value, changing circumstances affect the original reasons for a company's purchase, a company exhibits deteriorating fundamentals or more attractive alternatives exist.

MARKET EXPOSURE:  In order to try to enhance returns, the manager may vary the Fund's exposure to the overall stock market.  The manager may reduce market exposure when the manager believes that the overall stock market is highly valued or that market conditions warrant it.  During these defensive periods, the Fund may invest some or all of its assets in stock index options, money market funds, U.S. Treasury or U.S. Agency fixed income instruments with a maturity of less than five years.

PRINCIPAL RISK

Like all mutual funds that invest in stocks, the Forester Funds take investment risks and it is possible for you to lose money by investing in the Fund.  The manager's ability to choose suitable investments for the Fund has a significant impact on the Fund's ability to achieve its investment objective.  The principal factors that might reduce the Fund's return include:

Stock Market Risk:  The Fund invests primarily in common stocks and other equity securities.  Over time, stocks have shown greater growth than other types of securities.  In the short-term, however, stock prices fluctuate widely in response to company, market, economic or other news.

Value Investing Risk:  From time to time "value" investing falls out of favor with investors.  When it does, there is the risk that the market will not recognize a company's improving fundamentals as quickly as it normally would.  During these periods, the Fund's relative performance may suffer.

Emphasize Sector Risk:  If the Fund has a higher percentage of its total assets invested in a particular sector, changes affecting that sector may have a significant impact on the Fund's overall portfolio.

Varying Market Exposure Risk:  If the Fund is in a defensive or offensive position, the Fund may not go in the same direction as the market and the Fund's performance may suffer.

Large-Size Company Risks:  The Fund normally invests the majority of its assets in larger companies.  Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  Also, larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Options Risk:  The primary risks associated with options investments are: (1) the risk that changes in the value of the investment will not correlate to changes in the value of the underlying security, which may result in imperfect hedging of a portfolio position, (2) options are more volatile than stocks and therefore may be subject to disproportionately larger gains or losses; and (3)  the risk that the use of an option strategy to enhance the return of a portfolio will fail, with negative consequences to the Fund.  Put options may not go in the same direction as the market and the Fund’s performance may suffer.  Accordingly, the Fund will limit its exposure to options to 5% of the value of the portfolio, based on the cost of the options, at any one time.

Fixed Income Risk:  The primary risk associated with fixed income are: (1) the fixed income instrument may not go in the same direction as the market and the Fund’s performance may suffer; (2) interest rates may rise, reducing the principal value of the instrument; and (3) the credit rating of the U.S. Agency instrument may materially differ from a similar U.S. Treasury.

Turnover Risk:  Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase the Fund’s realized short-term capital gains or losses, which may affect the taxes you pay as a Fund shareholder.  Short-term capital gains are taxed as ordinary income under federal income tax laws.

An investment in the Fund is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other Government agency.

Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals.  Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund.

PERFORMANCE SUMMARY - Class R Share

The Bar Chart and Table set out below help show the returns and risks of investing in the Fund.  They show changes in the Fund’s calendar year performance over the lifetime of the Fund and compare the Fund’s average annual returns to an appropriate index during corresponding periods.  You should be aware that the Fund’s past performance (before and after taxes) is no guarantee or indication that the Fund will perform similarly in the future.

Annual Total Returns

The year-to-date return for Class R shares as of June 30, 2026, was 2.77%.

From 01/01/2016 through 12/31/2025, the highest and lowest quarterly returns were 9.93% and -9.89%, respectively, for the quarters ended September 30, 2024 and March 31, 2023.

Average Annual Total Returns

The table below shows the Fund's Class R shares average annual total returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2025.  The information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of broad measure of market’s performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes.

Your actual after-tax returns depend on your own tax situation and may differ from those shown.  After-tax returns reflect past tax effects and are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

Average Annual Total Returns (periods ended December 31, 2025)

FUND/INDEX
Forester Value Fund-Class R	1 YEAR	5 YEARS	10 YEARS
Return before taxes	22.02%	3.67%	1.33%
Return after taxes on distributions	21.27%	2.98%	-0.51%
Return after taxes on distributions and sale of Fund shares	13.04%	2.51%	0.54%
S&P 500 Index (index reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.81%

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PORTFOLIO MANAGEMENT

Investment Adviser:  Forester Capital Management, Ltd.

Portfolio Manager:  Thomas H. Forester, President of the Fund’s investment adviser, has been the Fund’s portfolio manager since the Fund’s inception (9/10/99).

PURCHASE AND SALE OF FUND SHARES

Minimum Initial Investment

$1,000 for new accounts

$1,000 for new IRA accounts

Minimum Subsequent Investment

$100 for all existing accounts

To Place Orders:

By Phone:

1-800-388-0365

By Mail:

Forester Value Fund - Class R

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

You may sell or redeem shares through your dealer or financial adviser, by writing to the address above or by telephone at the number above.

TAX INFORMATION

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's designee receives the order.  Your financial institution is responsible for transmitting your order in a timely manner.

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